                                                                 Exhibit 10.4(A)

                  Moore Medical Corp. Capital Accumulation Plan

                      The CORPORATEplan for Retirement/SM/
                                Service Agreement


                                                           CPR Service Agreement
                                                                        03/07/02
                 (C)1999 Fidelity Management & Research Company

                      The CORPORATEplan for Retirement/SM/
                                SERVICE AGREEMENT

This Agreement is between Fidelity Management Trust Company ("Fidelity") and Moore Medical Corp. (the "Employer"), who maintains the Plan designated below.
-------------------

Plan Name:                         Moore Medical Corp. Capital Accumulation Plan
                                   ---------------------------------------------
Implementation Type:               Conversion Plan or Start Up Plan with assets
                                   transferred from another plan
                                   ---------------------------------------------
Plan Type:                         401(k) and Profit Sharing Plan
                                   ---------------------------------------------
Plan Document:                     Prototype
                                   ---------------------------------------------
Effective Date (of CORPORATEplan
for Retirement/SM/):               11/01/2001
                                   ---------------------------------------------
Implementation Date:               11/01/2001
                                   ---------------------------------------------
Number of Eligible Employees
(as of Effective Date):            290
                                   ---------------------------------------------
Number of Participants
(as of Effective Date):            409
                                   ---------------------------------------------


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        2
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
ARTICLE I. BASIC SERVICES AND FEES
--------------------------------------------------------------------------------

A. Implementation Services

      Set Up Fee                                                     Fee Waived
                                                                     ----------
                                                       Fee Paid By:

      Includes:
      --------

      .     Original copy of all relevant administrative forms

      .     Employee communication materials

      . Fidelity Retirement Services Workbench Software and reference manuals

      .     Establishment of Plan Sponsor Webstation (PSW)

      .     Dedicated project manager

      . Implementation conference call with consultation provided on the following:

            .     Data transmission methods

            .     Contribution process

            .     Employee education process

            .     Plan document provisions

      . Verification report for participant data received by Fidelity via electronic file

      .     One Implementation Manual

      .     One original Summary Plan Description

      . CORPORATEplan for Retirement/SM/ ('CPR') plan and trust documents (required)

      Conversion Fee                                                 Fee Waived
                                                                     ----------
                                                       Fee Paid By:

      Includes:
      --------

      .     Review of prior plan document and comparison to CPR document

      .     Reconciliation of Participant records and Plan assets

      . Verification report for all records received by Fidelity via electronic file (e.g., Participant indicative, balances, hardship amounts, tax cost, loans)

      . implementation conference call or meeting with consultation provided on the following:

            .     Conversion method

            .     Data transmission methods

            .     Asset transfer process

            . Coordination with prior trustee or custodian for transfer of assets

B. Administrative Services

      Annual Administrative Services Fees
      Base fee per Plan                                              Fee Waived
                                                                     ----------
                                                       Fee Paid By:

      Per Participant fee                                                   $25
                                                                            ---
      (Contributions remitted 12 times annually
      or less)                                         Fee Paid By:    Employer

      The minimum annual Administrative Services fee                     $4,500
                                                                         ------
                                                       Fee Paid By:    Employer

      Includes:
      --------


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        3
                 (C)1999 Fidelity Management & Research Company

      Participant Services:
      --------------------

      .     Maintenance of individual account records for each Participant

      .     Telephone access to account balance and fund price information

      .     Quarterly (non-calendar quarters) Statements

      . Internet access (via NetBenefits) to account balance and fund price information

      .     Investment exchanges of existing Participant account balances

      .     Investment direction of future contributions

      Plan Administrator Services:
      ---------------------------

      . Employer access to Plan Sponsor Webstation (PSW), includes up to 2 User Identification Numbers

      .     Annual review of plan performance via Annual Service Review report

      .     Annual review of compliance items affecting the Plan

      .     Monthly Trial Balance Report

      .     Contribution processing

      .     Withdrawal and loan processing

      .     Automated Periodic and Ad-Hoc Reporting

      Miscellaneous Administrative Services Fees
      ------------------------------------------

      Additional annual fee per participant with an after-tax contribution
      account.                                                               $10
                                                                             ---
                                                           Fee Paid By: Employer

      Additional fee for up to 14 incremental contribution remittances annually.

                                                           Per Plan         $350
                                                                            ----
                                                           Fee Paid By: Employer

      Refund of Participant 401(k) excess deferrals (if applicable), contributions, or annual additions (per Participant per distribution) $25
                                                                             ---
                                                           Fee Paid By: Employer

C. Trustee Services

      Annual Fee                                                          $1,500
                                                                          ------
                                                           Fee Paid By: Employer
      Includes:
      --------

      .     Annual plan year-end summary reporting package on a cash basis

      .     Custody of plan assets held in trust at Fidelity

      .     Distribution checks and annual IRS Form 1099-R tax reporting

      . Plan assets invested at the direction of Participants, or the Employer if Employer direction is elected

      . Annual Auditor's Package (for a Plan with more than 100 participants)

      .     Annual SAS 70 Report


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        4
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
ARTICLE II. TERMS AND CONDITIONS
--------------------------------------------------------------------------------

This Agreement is subject to the following terms and conditions:

1.    Services: Fidelity shall have the responsibility to perform only those
      --------
      services set forth in this Agreement, including any Appendices to this Agreement. All other regulatory and administrative matters relating to the Plan shall be the responsibility of the Employer and the Plan Administrator. The Employer acknowledges that Fidelity does not provide legal or tax advice, and that the Employer must obtain its own legal and tax counsel for advice on the plan design appropriate for its specific situation and on legal and tax issues pertaining to the administration of the Plan.

2.    Documents: The Employer must use the Fidelity CORPORATEplan for
      ---------
      Retirement/SM/ ('CPR') Prototype Basic Plan Document, corresponding Adoption Agreement, and Service Agreement. The Service Agreement includes any Appendices or Amendments. which are expressly made part of the Service Agreement. The Employer may not add, delete, or modify the documents in any way without the written consent of Fidelity. The Employer shall be responsible for completing and executing the Adoption Agreement, Standardized or Non-Standardized. Fidelity as the Prototype Plan Sponsor is responsible for updating and amending the Prototype plan document and may not provide legal advice to the Employer on the completion and execution of the documents. If the Non-Standardized Adoption Agreement is used. or if the Standardized Adoption Agreement is used and the Employer maintains, or has ever maintained, another plan, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. In such case. the Employer is responsible for filing a request with the appropriate internal Revenue Service (IRS) office to obtain an individual determination letter for the Plan and for paying associated IRS user fees.

3.    Related Employers: The Employer is responsible for determining if the
      -----------------
      Employer is a member of a controlled group of businesses or an affiliated service group, as those terms are defined by the Internal Revenue Code, and for notifying Fidelity in writing of its determination. Fidelity is under no obligation to verify the Employer's determination. Only members of the Employer's controlled group or affiliated service group may participate in the Plan. if the Standardized Adoption Agreement is adopted by the Employer, all members of its controlled group or affiliated service group must be included in the plan. Failure to do so may result in disqualification of the Plan by the Internal Revenue Service. If the Non-standardized Adoption Agreement is adopted by the Employer, group members that participate in the Plan must be listed as Related Employers in the Adoption Agreement. All employees of group members must be considered for the coverage and contribution requirements of the Plan and of any plan. of a group member, If the Employer's controlled group or affiliated service group status changes after initial retention of Fidelity, the Employer must provide timely written notification to Fidelity and take other appropriate action to include, exclude, or remove group members or former group members from the Plan.

4.    Conversion Method/Transition Period: An existing Employer plan converting
      -----------------------------------
      to Fidelity shall be subject to a transition period to facilitate the movement of Participant records and Plan assets from the prior recordkeeper and/or trustee to Fidelity. The responsibilities of the parties, the procedures for the conversion, and the duration of the transition period are dependent upon the conversion method(s) selected by the Employer in the separate Conversion Strategy Agreement and are subject to the conditions and limitations contained therein.

5.    Investments: Fidelity shall have no discretion or authority with respect
      -----------
      to the investment of the Plan assets but shall act solely as a directed trustee of the contributed funds. All Plan assets must be invested in the Permissible Investments elected by the Employer and identified in Appendix A and are subject to the terms and conditions contained therein. The Employer may add, delete, or replace a


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        5
                 (C)1999 Fidelity Management & Research Company

      Permissible Investment with another by providing Fidelity with proper written direction at least thirty days prior to the effective date of the change. Fidelity may charge the Employer a reasonable additional fee to facilitate the addition, deletion, or replacement of the Permissible Investment.

      Forfeitures held by the Plan prior to application and contributions received by Fidelity as to which investment instructions have not been provided shall be invested in the Permissible Investment selected by the Employer for such purposes or, absent Employer selection, in the most conservative Permissible Investment designated in Appendix A, until investment instructions have been received by Fidelity.

      Delivery of prospectuses, amended prospectuses, and annual and semi-annual reports for Permissible Investments may only be made to the Named Fiduciary designated in Article II unless the Employer directs Fidelity in writing to deliver said information to Participants or a Participant requests said information in accordance with procedures communicated to Participants by Fidelity.

6.    Employer Investment Direction: If Employer investment direction is elected
      -----------------------------
      by the Employer, then all Participant accounts must be invested in Permissible Investments. A Participant shall not be allowed to make any exchanges of his/her account balance. Fidelity shall provide the Employer with procedures for exchanging Participant account balances between/among mutual Fund(s) offered under the Plan. Exchanges requested by an authorized Plan representative shall be executed within the time period specified in the procedures. Fidelity reserves the right to modify the procedures upon notice to the Employer.

7.    Investment Directions by Participants: If Participant investment direction
      -------------------------------------
      is elected by the Employer, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and future contributions among Permissible Investments through Fidelity's telephone exchange system or internet exchange system, except as otherwise provided in the Plan and this Agreement, including any Appendices. The frequency of changes in investments shall be determined under the rules applicable to the Permissible Investments unless the Employer has adopted additional rules limiting the frequency of investment changes in accordance with Plan. Except as otherwise provided in this Agreement, including any Appendices, a proper exchange request received by Fidelity prior to the closing of the New York Stock Exchange shall be effective on that day. The Employer hereby directs Fidelity to act upon such directions without questioning the authenticity of the direction other than as provided in this section. A Participant shall be required to provide his/her Social Security Number and personal identification number. For security purposes, the Employer may direct that a Participant using the telephone exchange system be required to respond to additional questions (e.g., date of birth, date of hire) before being able to access his/her accounts. Only authorized Plan contacts and the Participant shall have access to a Participant's account.

8.    Reliance and Indemnification: Fidelity may rely upon and act upon any
      ----------------------------
      writing from any person authorized by the Employer to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written order from the Employer or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. Fidelity need not inquire as to the basis in fact of any statement in writing received from the Employer. Fidelity shall be entitled to reasonably rely upon the information provided by the Employer in performance of its duties hereunder. Unless resulting from Fidelity's negligence or willful misconduct, the Employer shall indemnify and save harmless Fidelity from any and all liabilities and expenses, including without limitation, reasonable attorney's fees incurred or required to be paid by Fidelity in connection with the Plan.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        6
                 (C)1999 Fidelity Management & Research Company

      Notwithstanding anything in this Agreement to the contrary and subject to the provisions of the attached Appendices to this Agreement, (i) any direction, notice or other communication provided to the Employer or Fidelity by another party required to be in writing by the Plan or this Service Agreement, (ii) any service provided under this Agreement requiring or utilizing written information, or (iii) any written communication or disclosure to Participants required by the Plan or this Service Agreement may be provided through any medium that is permitted under applicable law or regulation and, to the extent so allowed, will no longer require any writing to which reference is made in this Agreement.

9.    Fees: As consideration for its services under this Agreement, Fidelity
      ----
      shall be entitled to the fees in accordance with Article I, this Article II, and any Appendices or amendments to this Agreement. Fees shall be billed to the Employer or charged to Participant accounts as indicated. The Employer is responsible for determining whether any fees paid from Plan assets are reasonable expenses of administering the Plan as required by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Fees charged to Participant accounts shall be charged as a flat dollar amount to all Participants unless otherwise indicated or directed by the Employer. A reasonable additional fee shall be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or its payroll vendor. Fidelity shall be entitled to reasonable compensation for its extraordinary costs and expenses incurred in the event of termination of this Agreement. In addition, Fidelity reserves the right to charge a termination fee in an amount equal to a full year of Administrative and Trustee fees under this Agreement in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

      The Implementation Services fees in Article I shall be billed with the initial invoice generated by Fidelity. The Administrative Services fees in
      Article I shall become effective as of the date Participants have access to Participant account information at Fidelity. The Trustee Services fees in Article I shall become effective as of the Implementation Date. Except as otherwise indicated, all other fees under this Agreement, including any Appendices, shall become effective as of the Implementation Date. Unless otherwise indicated, all Fidelity fees under this Agreement, including any Appendices, shall be billed in arrears to the Employer or Participants, as applicable, on a quarterly basis during the twelve-month annual billing cycle. An Employee is treated as a Participant for purposes of the annual per-participant Administrative Services fee if he/she has an account balance on any day in the twelve-month annual billing cycle. If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's invoice, the fees shall be paid from available Plan forfeitures or shall be charged against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.

      Fidelity may charge a separate Implementation Services Conversion Fee under Article I if the Employer acquires another Company and merges the acquired Company's plan with its Plan or receives additional assets for its Plan. The Conversion Fee shall be determined after the relevant information has been received by Fidelity, and it shall be communicated to the Employer prior to the conversion.

10.   Duration and Amendment: This Agreement shall remain in effect for the
      ----------------------
      remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement. The receiving party may agree to a shorter notice period. This Agreement may be amended or modified at any time and from time to time by an instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to amend unilaterally the fee schedule upon sixty days prior written notice to the Employer.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        7
                 (C)1999 Fidelity Management & Research Company

11.   Service Providers: Fidelity Management Trust Company is the
      -----------------
      non-discretionary Trustee of the Employer's Plan under the CORPORATEplan for Retirement/SM/. Fidelity may use its affiliates in providing the services described in this Agreement.

12.   Construction and Interpretation: This agreement shall be construed in
      -------------------------------
      accordance with the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. Unless defined herein or a different meaning is clearly required by the context, capitalized terms shall have the meanings set forth in the Plan.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        8
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
SPECIMEN SIGNATURES
--------------------------------------------------------------------------------

At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding the CORPORATEplan for Retirement/SM/ account. Only the following person(s) designated below is/are authorized to advise Fidelity on all plan administrative matters:

NAME & TITLE                             SPECIMEN SIGNATURE

---------------------------              ---------------------------

---------------------------              ---------------------------

---------------------------              ---------------------------

---------------------------              ---------------------------

---------------------------              ---------------------------

---------------------------              ---------------------------

---------------------------              ---------------------------

---------------------------              ---------------------------

PROCEDURE FOR CHANGING SPECIMEN SIGNATURES:

The specimen signatures can be changed by the Employer at any time. To add a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the designated Fidelity representative, with an original specimen signature of the new authorized signer. To delete a signer, the Employer should send a similar letter identifying the individual who is no longer an authorized signer. The Employer must provide any change at least ten business days prior to the date the change shall become effective.

INVESTMENT LITERATURE CONTACT

The Administrator designated in the Plan is the Named Fiduciary of the Plan. The individual designated below shall receive on behalf of the Named Fiduciary prospectuses and annual and semi-annual reports pertaining to the Permissible Investment options of the Plan.

Mr. Daniel Gabriel
--------------------------------------------------------------------------------
(Name)

--------------------------------------------------------------------------------
(Title)
389 John Downey Drive
--------------------------------------------------------------------------------
(Address Line 1)

--------------------------------------------------------------------------------
(Address Line 2)                             (Address Line 3)
New Britain                      CT               06050
--------------------------------------------------------------------------------
(City)                           (State)          (Zip)


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                        9
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
EXECUTION PAGE (FIDELITY'S COPY)
--------------------------------------------------------------------------------

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                                     Original
Service Agreement                                 Effective Date         Revision Date(s)
-----------------                                 --------------         ----------------
Articles I and II                                   11/01/2001
                                                  --------------         ----------------
Appendix A - Investment Schedule and Services       11/01/2001
                                                  --------------         ----------------
Appendix B - Enrollment and Education Services      11/01/2001
                                                  --------------         ----------------
Appendix C - Contribution Processing Services       11/01/2001
                                                  --------------         ----------------
Appendix D - Loan and Withdrawal Services           11/01/2001
                                                  --------------         ----------------
Appendix E - Compliance Services                    11/01/2001
                                                  --------------         ----------------
Appendix F - Miscellaneous Additional Services      11/01/2001
                                                  --------------         ----------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                                     Employer:

---------------------------------             ---------------------------------
(Signature)                                   (Signature)

---------------------------------             ---------------------------------
(Print Name)                                  (Print Name)

---------------------------------             ---------------------------------
(Title)                                       (Title)

---------------------------------             ---------------------------------
(Date)                                        (Date)

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:


---------------------------------
(Signature)

---------------------------------
(Print Name)

---------------------------------
(Title)

---------------------------------
(Date)


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       10
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
EXECUTION PAGE (EMPLOYER'S COPY)
--------------------------------------------------------------------------------

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                                     Original
Service Agreement                                 Effective Date         Revision Date(s)
-----------------                                 --------------         ----------------
Articles I and II                                   11/01/2001
                                                  --------------         ----------------
Appendix A - Investment Schedule and Services       11/01/2001
                                                  --------------         ----------------
Appendix B - Enrollment and Education Services      11/01/2001
                                                  --------------         ----------------
Appendix C - Contribution Processing Services       11/01/2001
                                                  --------------         ----------------
Appendix D - Loan and Withdrawal Services           11/01/2001
                                                  --------------         ----------------
Appendix E - Compliance Services                    11/01/2001
                                                  --------------         ----------------
Appendix F - Miscellaneous Additional Services      11/01/2001
                                                  --------------         ----------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                                     Employer:

---------------------------------             ---------------------------------
(Signature)                                   (Signature)

---------------------------------             ---------------------------------
(Print Name)                                  (Print Name)

---------------------------------             ---------------------------------
(Title)                                       (Title)

---------------------------------             ---------------------------------
(Date)                                        (Date)

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:


---------------------------------
(Signature)

---------------------------------
(Print Name)

---------------------------------
(Title)

---------------------------------
(Date)


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       11
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
APPENDIX A - INVESTMENT SCHEDULE AND SERVICES
--------------------------------------------------------------------------------

Participant Accounts tinder the Trust shall be invested among the Permissible investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix A.

1. Fidelity Funds
   --------------

   Fund #          Fidelity Fund Name
   ------          ------------------

    0631     Fidelity Retirement Government Money Market Portfolio
    0651     Fidelity U.S. Bond Index Fund
    0319     Fidelity Equity--Income II Fund
    0650     Spartan(R)U.S. Equity index Fund
    0022     Fidelity Contrafund
    0316     Fidelity Low-Priced Stock Fund
    0337     Fidelity Mid-Cap Stock Fund
    0039     Fidelity Value Fund
    0325     Fidelity Diversified International Fund
    0369     Fidelity Freedom Income Fund/SM/
    0370     Fidelity Freedom 2000 Fund/SM/
    0371     Fidelity Freedom 2010 Fund/SM/
    0372     Fidelity Freedom 2020 Fund/SM/
    0373     Fidelity Freedom 2030 Fund/SM/
    0718     Fidelity Freedom 2040 Fund/SM/

2. Non-Fidelity Funds
   ------------------

   Annual Fee per plan                                                Fee Waived
                                                                      ----------
                                                       Fee Paid By:

     Fund #  Fund Name                                          BPS*
     ------  ---------                                          ----
     OFYA    Janus Adviser Worldwide Fund                        0

            *Basis-point-per-annum fee charged by Fidelity on amounts invested in the Non-Fidelity Fund paid by the.

      Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this
      Section:

      a. For purposes of this Agreement, 'Non-Fidelity Fund' shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company ('Fund Vendor').

      b. The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter. In addition to the fees specified above, Fidelity shall be


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       12
                 (C)1999 Fidelity Management & Research Company
            entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. As of January, 1999, this fee ranges from zero to 35 basis points per annum on the plan assets invested in the Non-Fidelity Fund.

      c. The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials. Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants. The Employer hereby consents to Fidelity's use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

3. Annual Fee for Excess Permissible Investment Options
   ----------------------------------------------------

      The fees stated in this Service Agreement, including any Appendices and amendments hereto, take into consideration the Permissible investment options selected by the Employer in this Appendix A and include up to 15 Permissible investment options with no additional annual fee. The annual fee for each Permissible Investment option in excess of 15 is $500 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Permissible Investment options shall be billed or charged quarterly in arrears and paid by Employer. The Fidelity Freedom funds collectively count as one Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       13
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
APPENDIX B - ENROLLMENT AND EDUCATION SERVICES
--------------------------------------------------------------------------------

Fidelity shall provide Enrollment and Education Services as outlined in this Appendix B. Consultation with a Fidelity Education Consultant is available to identify additional needs in the future.

1. Initial Enrollment & Education Services
   ---------------------------------------

      .     Comprehensive consultation with a Fidelity Education Consultant

      .     Employee Education Meetings*

            . 1 day at no charge: additional days at $750 per day for flight meetings or $300 for non flight meetings.

            * Additional days of meetings may be purchased at an additional fee. Flight meetings are required for meetings outside of a two hour driving radius from a Fidelity Education Consultant's office. Fidelity shall perform up to four employee education meetings per day.

      .     Enrollment kits for eligible employees

      .     Enrollment posters

      .     Information inserts

      .     Interactive worksheets

      .     Customized employee education presentation

      Initial Enrollment and Education Services paid by: Employer

2. Ongoing Enrollment and Educational Services provided at no additional charge
   ----------------------------------------------------------------------------

      .     Enrollment Kits for newly eligible Participants

      .     Ongoing Education Curriculum (one per year)

      .     Retirement Benefits Line

      .     Stages Magazines

      .     Stages Program for Retirees, Pre-retirees and Job Changers

      .     NetBenefits Internet Service

      . Unless the Employer specifically directs Fidelity otherwise in writing, Plan Participants will be provided educational and informational materials about integrated Fidelity investment opportunities through the Fidelity Employee Investment Services program.

      .     Participant Statements:

                  Fidelity will mail Participant statements directly to Participants' homes except for individual Participants who have indicated through Automated Channels (Fidelity Automated Retirement Benefits Line. NetBenefits/SM/ World Wide Web Internet service, or any other service subsequently employed by Fidelity to facilitate electronic plan administration) that they desire to receive statements only through. Automated channels.

      Notwithstanding any of the above, a Participant will always have the ability to request a written statement at least as frequently as legally required.

3. Enrollment and Educational Services available for additional charge
   -------------------------------------------------------------------

      .     Additional Employee Education Meetings

      .     Additional Enrollment Kits for existing Participants

      .     Audio Cassettes/CD's on Asset Allocation

      .     Savings Plan Enrollment Video Kit


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       14
                 (C)1999 Fidelity Management & Research Company

      .     Train the Trainer

      .     Automated Enrollments

      .     Automated initial Enrollments

      One-time fee per Plan                                           Fee Waived
                                                                      ----------
                                                    Fee Paid By:

      One-time fee per Participant                                    Fee Waived
                                                                      ----------
                                                    Fee Paid By:

      .     Ongoing Automated Enrollments and Deferral Changes

      Annual fee per Plan:                                            Fee Waived
                                                                      ----------
                                                    Fee Paid By:

      Annual fee per Participant:                                     Fee Waived
                                                                      ----------
                                                    Fee Paid By:

            Fidelity shall provide Automated Enrollments in accordance with and subject to the terms and conditions of this Section:

                  a. The Employer shall provide Fidelity with the following Participant data in an acceptable format prior to the initial enrollment period concurrent with the conversion to Fidelity (if applicable) and/or prior to the date Employees become eligible to participate in the Plan: name, address, social security number, date of birth, date of hire, date of participation, date of termination, and employment status code. Failure to provide timely, complete. and accurate data shall delay Participants' ability to make investment elections and pretax and after-tax (if applicable) contribution elections.

                  b. The Employer shall be responsible for mailing enrollment packets to Participants. including a worksheet for Automated Enrollment.

                  c. Participants shall be eligible to communicate their initial investment elections and pre-tax and after-tax (if applicable) contribution elections by the Fidelity Automated Retirement Benefits Line or NetBenefitsSM (or any other service subsequently employed by Fidelity to facilitate electronic plan administration, hereafter NetBenefits) virtually 24 hours a day. Participants shall direct the investment of their conversion account balances (if applicable) and future contributions, investment elections shall not apply to employees making rollover contributions as they must complete a Rollover Contribution Form to indicate their investment elections.

                  d. For Participants who fail to use Fidelity Automated Retirement Benefits Line or NetBenefits to establish their pre-tax and after-tax (if applicable) contribution election(s) within the required time period, the Employer shall discontinue pre-tax and after-tax (if applicable) contributions as of the effective date of conversion. Participants shall have the opportunity to change the investment direction of their conversion account balances (if applicable and future contributions, and their pre-tax and after tax (if applicable) contribution elections by contacting Fidelity after their accounts have been updated on the Fidelity Participant Recordkeeping System.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       15
                 (C)1999 Fidelity Management & Research Company

                  e. If the Plan is an existing Plan converted, to Fidelity the initial statement sent by Fidelity to [Participants shall reflect the Participant's conversion account balance as provided to Fidelity from the prior recordkeeper and the applicable earnings allocated to their account during the conversion process. Each statement shall contain the following message: Your conversion account balance and future contributions have been invested based on your investment election(s) provided to Fidelity through the Fidelity Automated Retirement Benefits Line or NetBenefits. If you failed to contact Fidelity during the enrollment period, then your conversion account balance was invested in the Plan's default investment option.

                  f. Fidelity shall provide the Employer with a report identifying Participants who requested pre-tax and after-tax (if applicable) contribution election changes on a monthly or less frequent basis.

                  g. Automated Enrollments are not available for Plans that allow Participants to make deferral elections based on specific dollar amount pre-tax and after-tax (if applicable) contributions, rather than based upon a percentage of Compensation.

                  h. The fee for initial Enrollment services shall be billed or charged in full as of the invoice date following completion of the services. Annual fees for Ongoing Enrollment and Pretax and After-tax (if applicable) Contribution Percent Changes shall be computed and billed or charged quarterly in arrears.

      Fidelity does not warrant , guarantee or certify that the above described service in any way supplements. supercedes, or complies with any state law requirements surrounding the need to obtain permission to deduct or withhold amounts from an employee's paycheck.

4. Fees for Enrollment and Education Services
   ------------------------------------------

      Except as otherwise provided in this Appendix B, fees for Enrollment and Education Services shall be billed or charged in full as of the invoice date following the date the services are provided.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       16
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
APPENDIX C - CONTRIBUTION PROCESSING
--------------------------------------------------------------------------------

Fidelity shall provide contribution processing services as outlined in this Appendix C and subject to the terms and conditions contained herein.

1. The Employer shall be responsible for calculating and effecting Participant and Employer contributions to the Plan and transmitting such contributions and associated contribution data to Fidelity.

2. The Employer must consolidate all contribution data and loan repayment information for multiple payroll cycles and/or multiple sites into one transmission. Contribution data shall be received by Fidelity via Plan Sponsor Webstation (PSW), or other electronic medium permitted by Fidelity, in the manner specified. The Employer's computer system must meet certain minimum specifications to enable this service.

3. All contribution information shall be verified by a Fidelity representative before a wire transfer is requested. The Employer shall wire transfer to fund contributions according to wiring instructions provided by Fidelity. The Employer is responsible for funding contributions to the Trust within legal time limits.

4. Wire transfers received in good order upon request by a Fidelity representative shall be invested as of the next investment purchase opportunity. Unsolicited or improperly formatted wire transfers may not be invested until properly identified and reconciled.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       17
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
APPENDIX D - LOAN AND WITHDRAWAL SERVICES
--------------------------------------------------------------------------------

Loans and withdrawals from the Plan shall be processed in accordance with the provisions of the Plan and this Appendix D. Fidelity shall provide loan and withdrawal processing services subject to the terms and conditions of this Appendix D.

1.    Participant Loans

      Loan setup fee per loan:                                               $75
                                                                             ---
                                                       Fee Paid By: Participants

      Annual loan maintenance fee per loan:                                  $25
                                                                             ---
                                                       Fee Paid By: Participants

      Automated Loans
      ---------------

      This Section includes the Loan Policy adopted in accordance with the Plan. All other provisions governing Participant loans are included in the Plan. This Section is effective for loans made on or after the Effective Date of the CORPORATEplan for Retirement/SM/. Subject to paragraph f. below, other loans made under the Plan shall continue under their existing terms until they are repaid.

            a.    Administration - The Employer shall act as Fidelity's agent in
                  --------------
                  collecting and remitting all principal and interest payments to Fidelity, and keeping the proceeds of such loan repayments separate from the other assets of the Employer and clearly identifying such assets as Plan assets.

                  If the Employer so directs Fidelity, all Participant loans shall be considered pro-approved by the Employer and there shall not be any advance notification to the Employer of any Participant loan. The Participant shall use Automated Channels (Fidelity Automated Retirement Benefits Line, NetBenefitsSM World Wide Web Internet service, or any other service subsequently employed by Fidelity to facilitate electronic plan administration) to apply for a loan. Participant loan requests that cannot be serviced via Automated Channels shall be referred to the Employer for assistance. The Employer must provide Fidelity with all applicable payroll frequencies for Participants by location, division, or region. Plans converting to The CORPORATEplan for Retirement must provide the highest outstanding loan balance(s) in the twelve months prior to the conversion date. If the Employer fails to provide this information, the Employer shall review and approve all loan requests via Plan Sponsor Webstation (or any other service subsequently employed by Fidelity to facilitate electronic plan sponsor administration, hereinafter PSW) for the first twelve months of the Plan's administration under The CORPORATEplan for Retirement/SM/.

                  If the Employer directs Fidelity that Participant loans shall not be considered pre-approved. then the Employer shall review and approve all loan requests via PSW.

            b.    Application Procedure - To originate a Participant loan. the
                  ---------------------
                  Participant shall direct Fidelity as to the term and amount of the loan to be made from his/her account. Such directions shall be made by use of the Automated Channels maintained for such purpose by Fidelity or its agent. The Automated Channels shall determine, based on the current value of the Participant's account on the date of the request and any guidelines provided by the Employer, the amount available for the loan. Based on the interest rate supplied by the Employer in accordance with the terms of the Plan, the Automated Channels shall advise the Participant of such interest rate, as well as the installment payment amounts. Fidelity shall distribute the


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       18
                 (C)1999 Fidelity Management & Research Company
                  loan note with the proceeds check directly to the Participant. Fidelity shall also distribute the required Truth-in-Lending disclosures, if applicable, to the Participant. To facilitate recordkeeping, Fidelity may destroy the original of any promissory note made in connection with a loan to a Participant under the Plan. provided that Fidelity first creates a duplicate by a photographic optical scanning or other process. The duplicate shall yield a reasonable facsimile of the promissory note and the Participant's signature thereon. The duplicate may be reduced or enlarged in size from the actual size of the original promissory note.

            c.    Conditions and Limitations
                  --------------------------

                  i. Minimum Principal Amount. The minimum principal amount of any loan is $1,000.

                  ii. Duration. The repayment period of any loan shall be no more than five years unless such loan is for the purchase of a Participant's primary residence, in which case the repayment period may not extend beyond 10 years from the date of the loan. A loan becomes immediately due and payable upon a Participant's termination of employment, death or disability.

                  iii. Sources. The Administrator may provide that loans only be made from certain contribution sources within Participant Account(s) by notifying the Trustee in writing of the restricted source.

                  iv.   Purpose: A loan will be granted for any purpose.

                  v. Repayment Method. A loan to an Employee shall be repaid at least quarterly by payroll. If repayment is not made by payroll deduction, a loan shall be repaid by the Employee to the Employer. Loan repayments are forwarded to Fidelity, by the Employer, in the same manner and frequency as contributions.

                  vi. Outstanding Loans. A Participant may have up to two loans outstanding at a time. A Participant with two existing loans outstanding may not apply for another loan until one of the existing loans is paid in full. Also. a Participant may not (1) refinance an existing loan, (2) apply for an additional loan for the purpose of paying off an existing loan or (3) apply for more than one loan during each Plan Year.

            d.    Interest Rate - The Employer shall determine and communicate
                  -------------
                  to Fidelity a reasonable rate of interest based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The interest rate shall remain fixed throughout the duration of the loan.

            e.    Default - The Employer shall notify Fidelity of any default.
                  -------
                  If a distributable event has occurred, the Employer shall direct Fidelity to foreclose on the promissory note and offset the [Participant's vested Account by the outstanding balance of the loan. if a distributable event has not occurred. the Employer shall direct Fidelity to foreclose on the promissory note and offset the Participant's vested Account as soon as a distributable event occurs.

            f.    Pre-existing Loans - Loans existing prior to the Effective
                  ------------------
                  Date of the CORPORATEplan for Retirement/SM/ shall continue under their existing terms until repaid. However, Fidelity shall not accept any ire-existing loans that require Fidelity to hold as security for the loan property other than the Participant's vested account.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       19
                 (C)1999 Fidelity Management & Research Company

            g.    Fees - Loan Set-Up fees shall be billed or charged in full on
                  ----
                  the first invoice date following origination of the loan. Annual loan maintenance fees shall be accrued and billed or charged quarterly in arrears. Notwithstanding any provision or designation herein to the contrary, the Employer shall be responsible for the payment of annual loan maintenance fees on preexisting loans unless the loan terms allow payment by Participants.

2.    Participant Withdrawals

      Automated Withdrawals

      Participant withdrawals and distributions shall be processed in accordance with the provisions of the Plan and subject to the following terms and conditions:

            a. Except as authorized herein, if the Employer so directs Fidelity the Employer agrees that all Participant withdrawals shall be considered pre-approved by the Employer and there shall not be any advance notification to Fidelity of any Participant withdrawal.

            b. Participants shall use Automated Channels (Fidelity Automated Retirement Benefits Line, NetBenefitsSM World Wide Web Internet service, or any other service subsequently employed by Fidelity to facilitate electronic plan administration) to request withdrawals. Participant withdrawals that cannot be serviced via the Automated Channels shall be referred to the Employer for assistance. The Employer is responsible for updating the status code, termination date, and hire date for participants via The Fidelity Retirement Services Workbench Software, Plan Sponsor Webstation (PSW), or other agreed upon transmission.

            c. Participant withdrawals shall be processed any business day during any month except that no withdrawals shall be processed from December 15 through January 1. The Automated Channels shall determine the amount available for withdrawal based on the current value of the Participant's Account on the date of the request and any guidelines provided by the Employer. The vested percentage on Fidelity's Participant Recordkeeping System (FPRS) shall be used to process the distribution. Fidelity shall distribute withdrawals directly to Participants at the addresses of record.

            d. For the following distributions (or for all distributions, if the Employer so directs), the Employer shall review and approve the withdrawal request via PSW:

                  i.    withdrawals subject to spousal consent

                  ii.   hardship withdrawals

                  iii. protected benefit forms only available to a specified class of participants

            e. The following distributions cannot be made through Automated Channels and must be made pursuant to separate procedures as currently established by Fidelity:

                  i. Delayed distributions (Participants are not entitled to all or a portion of their accounts upon termination of employment).

                  ii. Distributions as a results of the Plan's failure of any required Internal Revenue Code test.

                  iii.  minimum required Distributions.

                  iv. Distributions to an alternate payee under a qualified domestic relations order prior to establishment of an Account for the alternate payee.

                  v. Distributions to a beneficiary prior to establishment of an Account for the beneficiary.

                  vi.   Installment distributions.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       20
                 (C)1999 Fidelity Management & Research Company

Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       21
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
APPENDIX E - COMPLIANCE SERVICES
--------------------------------------------------------------------------------

1.    Nondiscrimination Testing
      -------------------------

      401(k) Only Plan or 401(k) and Profit Sharing Plan

      The Employer authorizes Fidelity to perform the nondiscrimination tests described below in accordance with the terms and conditions of this Section.

            a. The Employer understands that the non-discrimination tests' results are based upon the information provided to Fidelity by the Employer. Fidelity shall not be responsible for invalid test results that are based upon incorrect or incomplete information provided to Fidelity. Fidelity has no obligation to solicit data, nor does it have an obligation to ascertain. the accuracy or completeness of the data received.

            b. The Employer must complete a nondiscrimination testing questionnaire before any tests shall be performed.

            c. Fidelity shall perform 'Package Testing' services for the Plan. Package Testing includes the following tests:

                  i. Semi-annual Actual Deferral Percentage tests required by Internal Revenue Code ('IRC') Section 401(k)(3) ('ADP test');

                  ii. Semi-annual Actual Contribution Percentage tests required by IRC Section 401(m) ('ACP test'), if applicable;

                  iii.  Semi-annual Annual Addition tests required by IRC
                        Section 415(c)(1);

                  iv. Semi-annual Deferral Contribution Limitation tests required by IRC Section 402(g);

                  v.    Annual Top Heavy test required by IRC Section 416(c)(2);

                  vi. Annual Minimum Coverage test required by IRC Section 410(b)(1) (annual ratio percentage test only);

                  vii. Annual Deferral Contribution Limitation, Annual Addition, Top Heavy and Minimum Coverage tests only for Plan Years that the Plan is operated as a plan that satisfies both the ADP and ACP Safe Harbor requirements under IRC Sections 401 (k)(12) and 401(m)(l1); and

                  viii. Semi-annual ADP, Annual Additions and Deferral
                        Contribution Limitations tests only for union plans.

      Please note the Annual Addition test shall be performed only for defined contribution plans that have the same plan and limitation years. The Deferral Contribution Limitation test shall be performed only for Plans whose Plan Year coincides with the calendar year.

      The initial test date for semi-annual testing shall be 07/01/2002.

      The annual fees for Package testing are listed below. Annual fees for Plans with more than 2000 eligible employees may be obtained from the designated Fidelity representative.

--------------------------------------------------------------------------------
                                                       SAFE HARBOR OR
      PLAN SIZE (BASED ON      NON-SAFE HARBOR         UNION EMPLOYEE
      NUMBER OF ELIGIBLE            PLAN                 ONLY PLAN
          EMPLOYEES)            PACKAGE TESTS          PACKAGE TESTS
================================================================================
            1 - 100                $1,500                  $1,000
--------------------------------------------------------------------------------


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       22
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
          101 - 500                $2,250                  $1,500
--------------------------------------------------------------------------------
         501 - 1,000               $3,300                  $2,200
--------------------------------------------------------------------------------
        1,001 - 2000               $4,350                  $2,900
--------------------------------------------------------------------------------

            d. The data for the Non-discrimination Testing must be transmitted to Fidelity on magnetic tape, via the Fidelity Retirement Services Workbench Software, or in accordance with other written specifications provided by Fidelity. The Employer must notify Fidelity in writing 30 days prior to submitting the data for performance of the nondiscrimination testing if the Plan is operating as a Safe Harbor plan. Fidelity must receive complete and accurate data in the required format thirty days prior to the anticipated distribution date of Participant refunds due to the Plan's failure of the non-discrimination tests under IRC Section 401(k)(3) and/or 401 (m)(2). Fidelity must receive proper written authorization from the Employer before making any such distributions.

            e. All nondiscrimination fees identified in this Appendix E shall be paid by Employer. Except as otherwise specified herein, a pro-rata portion of the entire annual nondiscrimination testing services fees shall be billed or charged at the end of each quarter based on the services elected. Unless otherwise indicated in this Appendix E or any amendments hereto, the Plan shall be tested as a 'single employer plan' (i.e. adopting employers are all Related Employers). If the Plan is adopted by employers who are or who become non-Related Employers, an additional fee may apply. If testing is required for more than one plan of the Employer, a fee shall be charged for each plan based upon the number of Employees eligible to participate in that plan. If extraordinary consulting regarding the results of the nondiscrimination tests is provided by Fidelity personnel to the Employer, then such consulting shall be provided at the rate of $100 per hour. Also, any correction or manipulation of Plan data by Fidelity personnel at the request of the Employer shall be charged at the rate of $100 per hour. In addition, if a test must be re-run due to missing or incorrect data supplied by the Employer or another vendor on behalf of the Employer, an incremental fee of one half of the standard charge for a single test shall apply. The standard charge for a single test may be obtained from the designated Fidelity representative.

            f. Any IRC tests not included in this Appendix E or any amendments hereto shall be the responsibility of the Employer.

2. IRS Form 5500 Services
   ----------------------

      The Employer authorizes Fidelity to provide IRS Form 5500 Services in accordance with the terms and conditions of this Section.

            a. The Employer must authorize Fidelity to provide IRS Form 5500 Services prior to the last day of the Plan Year for the which IRS Form 5500 Services are required. Fidelity shall not perform IRS 5500 Services for a Plan Year that ends prior to the date Fidelity becomes Trustee for the Plan. The Employer must also elect Package Testing nondiscrimination testing services in Section 1 of this Appendix E to utilize Fidelity's IRS Form 5500 Services. Fidelity must receive complete and accurate data in the required format for nondiscrimination testing within seven months after the end of the Plan Year or it may cancel IRS Form 5500 Services.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       23
                 (C)1999 Fidelity Management & Research Company

            b. Fidelity shall provide the Employer with a plan questionnaire ('IRS Form 5500 Questionnaire') within 1 1/2 months after the end of the Plan Year. The Employer shall complete the IRS Form 5500 Questionnaire and return ft to Fidelity with a copy of the most recent 5500 and any previous years' returns requested by Fidelity. The Employer must also provide Fidelity with a copy of the independent auditor's report for the Plan if applicable. Fidelity shall have no responsibility for verifying the accuracy or authenticity of the data provided by the Employer.

            c. Fidelity shall prepare IRS Form 5500 and the Summary Annual Report for the Plan. However, if all required data is not received from the Employer within 3 1/2 months after the end of the Plan Year. Fidelity shall be authorized to file Form 5558 (Application for Extension of Time to File Certain Employee Plan Returns) on behalf of the Plan. If all required data is not received from the Employer at least 2 1/2 months prior to the extended filing date. Fidelity shall cancel IRS Form 5500 Services for that year and the Employer shall be responsible for completing and filing IRS Form 5500.

            d. The Employer shall review. execute, and file the IRS Form 5500 with the IRS and distribute the Summary Annual Report to Participants and beneficiaries as required by ERISA and applicable regulations.

            e. Fidelity shall respond to the Employer regarding any IRS inquiries received by the Employer pertaining to any IRS Form 5500 prepared by Fidelity.

            f. Fidelity shall not offer Fidelity IRS Form 5500 Services if the Employer terminates its relationship with Fidelity before the end of the Plan Year. If the Employer terminates a plan and assets remain at Fidelity, Fidelity's IRS Form 5500 Services shall only be offered for the Plan Year in which the resolution to terminate the plan was adopted and where Fidelity's Package nondiscrimination testing services were used.

            g. IRS Form 5500 Services shall be provided by Fidelity at no additional charge except that Fidelity shall charge a $350 fee if it does not receive the IRS Form 5500 Questionnaire from the Employer within 3 1/2 months after the end of the Plan Year. Any fees shall be paid by the Employer and shall be billed or charged upon completion of the IRS Form 5500. Fidelity also reserves the right to charge a reasonable fee for the preparation of an amended return that is requested by the Employer or required as a result of inaccurate or incomplete information provided by the Employer.


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       24
                 (C)1999 Fidelity Management & Research Company

--------------------------------------------------------------------------------
APPENDIX F - MISCELLANEOUS
--------------------------------------------------------------------------------

The provision(s) as identified in this Appendix F shall supercede the referenced provision(s) of this

Agreement, subject to the terms and conditions contained herein.

      Title:            Loan Limitation
      Description:      Participants will be restricted from taking an
                        additional loin after an existing loan has been paid off for a period of 60 days.

                                                       Exception Fee: Fee Waived
                                                                      ----------


Plan Number:48263
                                                           CPR Service Agreement
                                                                        03/07/02
                                       25
                 (C)1999 Fidelity Management & Research Company